UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2016

Genesee & Wyoming Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31456	06-0984624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Avenue, Darien, Connecticut	06820
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 202-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 13, 2016, Genesee & Wyoming Inc. (“G&W”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC and the other several underwriters named therein (collectively, the “Underwriters”), related to a registered public offering (the “Offering”) of 4,000,000 shares of G&W’s Class A Common Stock, par value $0.01 per share (the “Common Stock”), at a price of $75.00 per share. Pursuant to the terms of the Underwriting Agreement, G&W granted the Underwriters a 30-day option to purchase up to 600,000 additional shares of Common Stock. G&W closed the Offering of 4,000,000 shares of Common Stock on December 19, 2016.

G&W intends to use the net proceeds of the Offering to fund its previously announced acquisition of Pentalver Transport Limited (“Pentalver”) and to repay indebtedness incurred under its Senior Secured Syndicated Credit Facility Agreement. If the acquisition of Pentalver is not consummated, G&W intends to use the remaining net proceeds from the Offering for general corporate purposes, including repaying indebtedness, strategic investments and acquisitions.

The sale of the shares of Class A Common Stock was made pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission (the “SEC”) on Form S-3 (File No. 333-206943) on September 14, 2015 (the “Registration Statement”), as supplemented by the prospectus supplement, dated December 13, 2016.

The Underwriting Agreement is filed as Exhibit 1(a) to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01.	Other Events

The Offering

On December 13, 2016, G&W issued a press release announcing the pricing of the Offering of the shares of Common Stock. A copy of the press release is attached hereto as Exhibit 99(b) and is incorporated herein by reference.

In connection with the Offering of the shares of Common Stock, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and in the Registration Statement: (1) the Underwriting Agreement, (2) the opinion of Simpson Thacher & Bartlett LLP, and related consent, and (3) information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

Acquisition of Providence and Worcester Railroad Company

On December 16, 2016, the U.S. Surface Transportation Board (“STB”) issued its decision granting G&W the authority to control Providence and Worcester Railroad Company (“P&W”). The STB’s decision is effective as of December 16, 2016 and the voting trust that controlled P&W since November 1, 2016 will be dissolved in accordance with its terms. As a result, G&W expects to control P&W as of January 1, 2017.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibits	Description

1(a)	Underwriting Agreement, dated December 13, 2016, among G&W and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several Underwriters.

5(a)	Opinion of Simpson Thacher & Bartlett LLP.

23(d)	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5(a)).

99(a)	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-206943).

99(b)	Press release, dated December 13, 2016, announcing the pricing of the Offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

Date: December 19, 2016	By:	/s/ Allison M. Fergus
	Name:	Allison M. Fergus
	Title:	General Counsel and Secretary

INDEX OF EXHIBITS

Exhibit	Description

1(a)	Underwriting Agreement, dated December 13, 2016, among G&W and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several Underwriters.

5(a)	Opinion of Simpson Thacher & Bartlett LLP.

23(d)	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5(a)).

99(a)	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-206943).

99(b)	Press release, dated December 13, 2016, announcing the pricing of the Offering.